Reconciliation of Liabilities Arising from Financing Activities (Tables)	12 Months Ended
Apr. 30, 2023
Disclosure of reconciliation of liabilities arising from financing activities [abstract]
Summary of Changes in Liabilities Arising from Financing Activities
The table below details changes in the Group’s liabilities arising from financing activities, including both cash and non-cash
changes. Liabilities arising from financing activities are those for which cash flows were, or future cash flows will be, classified in the Group’s consolidated statements of cash flows as cash flows from financing activities.

	Amount due to AMTD Group	Amounts due to fellow subsidiaries	Amount due to a non- controlling shareholder	Bank borrowings	Total
	US$	US$	US$	US$	US$

At May 1, 2020	36,294	251,032	—	—	287,326
Financing cash flows	9,196	(11,676)	—	—	(2,480)
Non-cash transaction (note)	(45,469)	(239,206)	—	—	(284,675)
Exchange realignment	(21)	(150)	—	—	(171)

At April 30, 2021 and 2022	—	—	—	—	—
Financing cash flows	—	—	—	14,276	14,276
Interest accruals	—	—	407	761	1,168
Acquisition of subsidiaries (note 14(a))	81,972	—	53,464	50,849	186,285
Non-cash transaction (note)	(81,972)	—	—	—	(81,972)
Exchange realignment	—	—	(68)	(83)	(151)

At April 30, 2023	—	—	53,803	65,803	119,606

Note:
Pursuant to the offsetting agreements described in note 30, amount due to AMTD Group and amounts due to fellow subsidiaries, which amounted to US$45,469 and US$239,206, respectively, were netted-off with amount
due from AMTD Group and amounts due from fellow subsidiaries under these agreements during the year ended April 30, 2021. Amount due to AMTD Group of US$81,972 was net-off with amount due from AMTD Group under these agreements during the year ended April 30, 2023.